	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2002-4

	Distribution Number	16
	Beginning Date of Collection Period	01-Feb-04
	End Date of Collection Period	29-Feb-04
	Payment Date	22-Mar-04
	Previous Payment Date	20-Feb-04

	Funds Reconciliation
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	19,319,375.60
	Available Payment Amount	19,182,869.29
	Principal Collections	16,399,946.42
	Interest Collections (net of servicing fee)	2,782,922.87
	Collections of Interest (net of servicing fee and principal recoveries)	2,782,922.87
	Servicing Fee	201,159.31
	Principal recoveries	-
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00
	Insured Amounts, if any	0.00

	Payments	19,319,375.60
	Interest Paid to Notes	571,424.99
	Principal Paid to Notes	18,546,791.30
	Servicing Fee	201,159.31
	Ownership Interest	-

	Pool Balance
	Beginning Pool Balance	482,782,336.84
	Principal Collections (including repurchases)	16,399,946.42
	Charge Off Amount	(277,161.34)
	Ending Pool Balance	466,105,229.08

	Collateral Performance
	Cash Yield (% of beginning balance)	7.42%
	Charge off Rate (net of principal recoveries; % of beginning balance)	0.69%
	Net Yield	6.73%
	Cumulative Realized Losses	(1,750,535.46)
	Cumulative Loss Percentage	0.20%

	Delinquent Home Equity Loans
	One Payment principal balance of Home Equity Loans	9,880,575.09
	One Payment number of Home Equity Loans	88
	Two Payments principal balance of Home Equity Loans	2,923,266.25
	Two Payments number of Home Equity Loans	24
	Three Payments + principal balance of Home Equity Loans	13,145,310.34
	Three Payments + number of Home Equity Loans	142
	Three Payment Plus Delinquency Percentage	2.82%
	Three Payment Plus Rolling Average	2.51%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	5,035
	Number of Home Equity Loans outstanding (Ending of Collection Period)	4,893
	Principal balance of REO as of the end of the collection period	1,977,840.61
	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	338,838.32

	Overcollateralization
	Begin Overcollateralization Amount	78,462,266.59
	Overcollateralization Release Amount	0.00
	Distributable Excess Cashflow	2,146,844.88
	Additional Principal Reduction Amount	(277,161.34)
	End Overcollateralization Amount	80,331,950.13

	Target Overcollateralization Amount	84,446,938.45
	Interim Overcollateralization Amount	78,185,105.25
	Interim Overcollateralization Deficiency	6,261,833.20

	Excess Cashflow	2,146,844.88

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Balance as Percent of Total Original Note Principal Amount	45.57%

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	22.581282
	2. Principal Distribution per $1,000	21.906349
	3. Interest Distribution per $1,000	0.674933

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	1.09125%
	2. Formula Rate (1-mo. Libor plus 55 bps)	1.64125%
	3. Available Funds Cap	10.45926%
	4. Note Rate	1.64125%
	5. Days in Accrual Period	31

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	571,424.99
	7. Current Interest and Interest Carry forward Amount paid	571,424.99
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	404,320,070.25
	2. Principal Payment Amount paid	16,399,946.42
	3. Distributable Excess Cashflow paid	2,146,844.88
	4. Note Principal Amount, after payments	385,773,278.95

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	0.4556521
	6. Note Principal Amount as a % of the Pool Balance, after payments	0.8276528

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-4

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of November 14, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-2, the Trust, Household Finance Corporation, the Master Servicer and
Bank One, National Association as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sale and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on March 22, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Master Servicer has performed in all material respects all its obligations
	under the Sale and Servicing Agreement through the Collection Period
	preceding such Payment Date and that, except as may be noted on the
	Servicing Certificate related to a Trigger Event, no Master Servicer Termination
	has occurred since the prior Determination Date

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 19th day of March, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer